UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
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Braeden Valley Mines, Inc.
(Name of Registrant as Specified In Its Charter)

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Braeden Valley Mines, Inc.

Avda Cortes Valencianas 58
Planta 5
46015 Valencia, Spain

Annual Meeting Notice
November 8, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Braeden Valley Mines, Inc. (the “Company”).  The Annual Meeting will be held at 9:00 a.m. on Friday, November 22, 2013 at Avda Cortes Valencianas 58, Planta 5, 46015 Valencia, Spain.  The meeting will be held for the following purposes:

1. To elect three directors to serve for the ensuing year and until their successors are elected;

2. To approve an amendment to the Company’s Articles of Incorporation to increase the authorized capital of the Company to be 500,000,000 shares;

3. To approve an amendment of the Articles of Incorporation to change the name of the Company to “Zenosense, Inc.”; and

4. To approve an amendment to the Company’s Bylaws to increase the number of members of the Company’s Board of Directors; and

5. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is October 31, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

B Alejandro Vasquez
CEO and President

Panama City, Panama
November 8, 2013

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT NOVEMBER 8, 2013. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD; OR

•	ATTEND THE COMPANY'S 2013 ANNUAL MEETING OF STOCKHOLDERS AND VOTE.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON OCTOBER 31, 2013 — THE PROXY STATEMENT AND THE 2013 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT HTTP://WWW.THEIDEALCONNECTION.COM/BRAEDENVALLEYPROXY/

BRAEDEN VALLEY MINES, INC.
Avda Cortes Valencianas 58
Planta 5
46015 Valencia, Spain

PROXY STATEMENT FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the 2013 Annual Meeting of Stockholders (“Annual Meeting”) of Braeden Valley Mines, Inc., a Nevada corporation (“we”, “us”, “our”, “Braeden”, or “the Company”), to be held at Avda Cortes Valencianas 58, Planta 5, 46015 Valencia, Spain on November 22, 2013 at 9:00 a.m., local time, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and a copy of our annual report on Form 10-K for the year ended December 31, 2012 is November 8, 2013.  You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this Proxy Statement. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Record Date

Our Board of Directors has set October 31, 2013 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of the Company's common stock, $0.001 par value per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponements thereof. On the Record Date there were 30,000,000 shares of Common Stock outstanding, each entitled to one vote per share.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our Bylaws provide that a majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.

Voting by Proxy

If your shares are registered directly in your name, you are considered a stockholder of record. As a stockholder of record at the close of business on the Record Date, you can vote in person at the Annual Meeting or you can provide a proxy to be voted at the meeting by signing and returning the enclosed proxy card. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board of Directors. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” all the nominees to the Board of Directors in Proposal I, and “For” Proposals II, III, and IV. If any other matter is properly presented at the Annual Meeting, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If your shares are held in a stock brokerage account or otherwise by a nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the Nasdaq Stock Market on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares cannot be voted and will be treated as broker non-votes.

This Proxy Statement is the only way that proxies are being solicited.  The Board is not hiring anyone else to solicit proxy.

Required Vote

Proposal I.  Directors are elected by a plurality of the affirmative votes cast by those shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting.  Broker non-votes will count towards the quorum but will have no effect on the outcome of the vote. Stockholders do not have the right to cumulate their votes for directors.

Proposal II  The affirmative vote of a majority of the Company’s outstanding shares of Common Stock, as of the Record Date is required to approve the proposal to increase the number of authorized shares. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal III  The affirmative vote of a majority of the Company’s outstanding shares of Common Stock, as of the Record Date is required to approve the proposal to change the corporate name. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal IV  The affirmative vote of a majority of the Company’s outstanding shares of Common Stock, as of the Record Date is required to approve the proposal to increase the maximum size of the Board of Directors. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Revocation of Proxy

Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Annual Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at anytime by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Annual Meeting, or (iii) attendance at the Meeting and voting in person. If your shares are held in street name, you must follow the instructions provided by your broker or bank.

Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies by our Board of Directors. In addition to the solicitation of proxies by mail, solicitation may be made personally or by telephone or electronic communication by our directors, officers and employees, none of whom will receive additional compensation for these services. We will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to the beneficial owners of our Common Stock.

Stockholder Proposals for next Annual Meeting

Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders of the Company may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the Proxy Statement distributed to stockholders prior to the annual meeting of stockholders in the year 2014, a stockholder proposal must be received by the Company no later than July 7, 2014 and must otherwise comply with the requirements of Rule 14a-8.

Stockholder proposals should be delivered in writing to Braeden Valley Mines, Inc., Avda Cortes Valencianas 58, Planta 5, 46015 Valencia, Spain.  Attention: Secretary.

PROPOSAL I

ELECTION OF DIRECTORS

There are three nominees for election to the Company's Board of Directors. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below. Each director to be elected will hold office until the 2014 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board of Directors may propose. Each of the nominees listed below has been nominated for and has agreed to stand for election and management has no reason to believe that any nominee will be unable to serve.

The following table provides information regarding each nominee to our Board of Directors:

Name	Age	Position
B. Alejandro Vasquez	38	President, Chief Executive Officer, Chief Financial Officer, and Treasurer
Hilario Vanegas Guiterrez	37	Director,
Carlos Jose Gil	44	Director

B. Alejandro Vasquez— Director, President, Chief Executive Officer, Chief Financial Officer, and Treasurer

Mr. Vasquez has been a member of the Company’s Board of Directors since 2008 and became the President, Chief Executive Officer, Chief Financial Officer, and Treasurer of the Company in July, 2013.  From 2006 to 2013, he was the eBusinees Marketing Coordinator for Frontiers Inc. and provided advice and services for foreigners wanting to do business in Panama.  Mr. Vasquez duties included project management, establishing the image for the company, implementing sales on the World Wide Web. From 2002 to 2006, he served as Marketing Specialist for Loewen Windows. ; from 2001 to 2002, he served in International Sale – Market Development for Loewen Windows; and from 1999 to 2001 he was an International Sales representative – Latin America for Optima Systems Inc. Mr. Vasquez attended Florida International University and holds a B.A. in Marketing and International Business Management

Hilario Vanegas Guiterrez — Director

Mr. Guiterrez joined the Company in 2008 as a member of the Board of Directors. From 2003 to 2013, Mr. Guiterrez served as a Manager of Agencia de Seguridad omega 270-7981, a Panamanian company located in Panama City, Panama, providing security services including alarm systems. While at Agencia de Seguridad omega 270-7981, Mr. Vasquez’s duties included managing all security personnel.

Carlos Jose Gil — Director

Mr. Gil joined the Company in October 2013 as a member of the Board.  He has experience of high level sales management and the development of sales teams in the health care sector. From 2012 to 2013, Mr. Gil served as a Managing Director of Porsche Car Spain.  From 2009 to 2012, Mr. Gil was Sales Manager at Pharmaceutic Laboratory PersanFarma. From 1994 to 2009 Mr. Gil was a Medical Consultant in Medical Affairs and then Account Manager at Pharmaceutic Laboratory Janssen-Cilag (Johnson & Johnson).  Mr. Gil holds a BSc in Chemical Science from Valencia University, Spain.

Unless otherwise indicated, properly executed proxies will be voted in favor of all the nominees to the Board of Directors in Proposal I.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES IN PROPOSAL I

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company. The Board has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The Board believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases. This allows the Board to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to either separate or combine the roles of Chairman and Chief Executive Officer.

B. Alejandro Vasquez serves as our Chief Executive Officer. The Board believes that Mr. Vasquez’s diverse work experience, his education, and his demonstrated leadership ability make him the best choice currently to serve as our Chief Executive Officer. The Company does not have a Chairman of the Board. The Board believes that because there are only three members on the current Board, it is not necessary to appoint a Chairman of the Board.

Independence of the Board of Directors

We undertook a review of the independence of our directors and, using the definitions and independence standards for directors provided in the rules of The Nasdaq Stock Market, although not required as the standard for the Company as its stock is traded in the over-the-counter market, considered whether any director has a material relationship with us that could interfere with his ability to exercise independent judgment in carrying out their responsibilities. As a result of this review, we determined that Mr. Vasquez, Mr. Guiterrez, and Mr. Gil are not “independent” within the meaning of the applicable Nasdaq rules.

 Committees of the Board of Directors

Audit Committee

We are not required to have and we do not have a separately-designated standing Audit Committee. The Company’s Board of Directors performs some of the same functions of an Audit Committee, such as recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors’ independence, the financial statements and their audit report; and reviewing management’s administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Nominating Committee

We do not have a Nominating Committee. Due to the small size of the Board and the fact that each director is also an officer of the Company, the Board of Directors has determined that is it not necessary for the Company to have a separate Nominating Committee. Mr. Vasquez, Mr. Guiterrez and Mr. Gil all participate in the consideration of director nominees.

While the Board of Directors has not adopted specific minimum criteria for director nominees, the directors look for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

The Board will consider all bona fide candidates for election to the Board of Directors and will consider any stockholder nominations pursuant to the same criteria, provided those nominated are submitted in accordance with applicable law and within the time periods set forth herein for receipt of stockholder proposals for the 2014 annual meeting of stockholders.

Compensation Committee

We do not have a Compensation Committee. Due to the fact that the Company’s only two executive officers are also the only directors, the Board of Directors has determined that it is not necessary for the Company to have a separate Compensation Committee.

Meetings of the Board of Directors

The Board of Directors during the last fiscal year held no meetings and acted two times by unanimous written consent.

We expect all of our directors attended the 2013 Annual Meeting of Stockholders. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

The Board's Role in Risk Oversight

The Board of Directors has an active role in overseeing management of the Company's risks. The Board regularly reviews information regarding the Company's credit, liquidity, financial condition and operations, as well as the risks associated with each.

Stockholder Communications with the Board of Directors

Stockholders may contact members of the Board of Directors by writing to them care of Braeden Valley Mines, Inc., Avda Cortes Valencianas 58, Planta 5, 46015 Valencia, Spain.  Attention: Secretary. The Secretary will forward correspondence to the directors from time to time.

Code of Business Conduct and Ethics

We have not yet prepared a written code of ethics and employment standards.  We have only recently commenced operations.  We expect to implement a Code of Ethics during the current fiscal year.

Report of Audit Committee*
The Board of Directors oversees the Company's financial reporting process in lieu of a separately standing audit committee. The Board of Directors reviewed and discussed the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 with management.

The Board of Directors has discussed with the Company's independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Board of Directors has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Board of Directors concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Board of Directors discussed with the Company's independent accounting firm the overall scope and plans for its audits and meets with the Company's independent accounting firm to discuss the results of its examinations and the overall quality of the Company's financial reporting. In reliance on the reviews and discussions referred to above, the Board of Directors approved that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

B. ALEJANDRO VASQUEZ
HILARIO VANEGAS GUITERREZ

* The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL II

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
COMMON STOCK FROM 50,000,000 TO 500,000,000

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Articles of Incorporation (the “Charter”) to increase the number of authorized shares of Common Stock, par value $0.001 per share, from 50,000,000 shares to 500,000,000 shares. The Board believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future potential business needs, including the issuance of additional shares to the current stockholders as dividend payment, which is described under this Proposal II.

Purpose of Amendment

The Charter currently authorizes the issuance of up to 50,000,000 shares of Common Stock.  As of the close of business on October 31, 2013, there were 30,000,000 shares of Common Stock issued and outstanding.  Therefore, the additional shares of authorized shares of Common Stock will be used to:

●           to issue 60,000,000 shares of Common Stock as dividend payment to the current Stockholders; and

●           to allow the Company to issue additional shares of Common Stock for any proper corporate purposes, including but not limited to, public or private financings, stock splits, stock dividends, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures and other business combinations, as well as for other general corporate transactions.

Other than as described above, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock resulting from the proposed increase in the number of authorized shares of Common Stock. The additional shares of Common Stock will be available for issuance from time to time as determined by the Board of Directors for any proper corporate purposes.

As indicated above the overall increase in the number of authorized shares is to facilitate the Company in its capital and corporate structuring purposes, including the issuance of common stock and securities based on common stock to raise operating funds and funds for acquisition of assets and other related businesses, which may be through strategic partnerships, joint ventures and other business combinations, in its remuneration packages for senior executives and broad based stock based equity plans for directors, officers and consultants, and for re-arranging its capital structure.

The proposed dividend of two new shares for each outstanding share is a proposal to change the capital structure of the Company with a view of being able to raise funds for Company operations in the future.  The Company, based on its history and stage of development, believes that the market for its shares will be at the micro-cap level, where shares are often priced at less than one dollar, often in the 10’s of cents.  Therefore to make the Company more attractive to investors in the micro-cap market, the Company believes it needs to have many more shares than it currently has available for issuance in future financing and be prepared for issuance of a substantial number of shares at the under one dollar level so as to be able to raise enough capital to pursue its business operations.  Additionally, in the micro-cap market, typical financing alternatives have severe anti-dilution provisions that may force the Company to issue greater amounts of securities than originally anticipated due to subsequent funding events.  Therefore, the Company believes it to be necessary to have the authorized shares available to be able to meet any terms and conditions of an agreed upon financing arrangement.  To restructure the current outstanding capital to meet this perceived pricing of micro-cap companies, the Company believes it should increase the number of shares held by its shareholders to protect their stock position from dilution through the issuance of lower priced shares in a capital raising, and also by issuing the dividend the Company may encourage future investors to become interested in the securities of the Company as an investment.

Possible Effects of the Amendment and Anti-takeover Considerations

If the amendment to the Charter is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. The additional shares of authorized Common Stock would have the same rights and privileges as the shares of Common Stock currently issued and outstanding. The adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. Shares of Common Stock issued in the future, other than for a stock split, may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could have a financially dilutive effect on previously issued shares of Common Stock and have a negative effect on the market price of the Common Stock. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of our stock. Current stockholders have no preemptive or similar rights.

The Company has not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized number of shares of Common Stock has been prompted by other business and financial considerations, and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Effective Date

If the Company’s stockholders approve the increase in the number of authorized shares of Common Stock to 500,000,000 shares, we will file a Certificate of Amendment with the Secretary of State of the State of Nevada as soon as practicable in order for the amendment to become effective.  Our Board of Directors reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the Certificate of Amendment. A copy of the Certificate of Amendment is attached to this Proxy Statement as Annex A; provided, however, that such text is subject to change or modification to include any technical changes as may be required by the office of the Secretary of State of the State of Nevada.

No Appraisal Rights

Under Nevada law, stockholders are not entitled to dissenters’ rights with respect to the proposed amendment to our Articles of Incorporation to effect this proposal, and we will not independently provide our stockholders with any such right.

Vote Required. The affirmative vote of a majority of the Company’s outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class, as of the Record Date is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal II.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL II

PROPOSAL III

CORPORATE NAME CHANGE

General

The Board of Directors is soliciting your consent to an amendment to the Current Charter to change the name of the Company to “Zenosense, Inc.” (the “Name Change”).  If approved by the stockholders of the Company, the Name Change will become effective upon the filing of a Certificate of Amendment with the Secretary of the State of Nevada, which is expected to occur shortly after the requisite consents from stockholders are obtained. The Name Change was approved by all of the directors of the Company.

Reasons for the Name Change

The Company’s current corporate name as reflected in the current Charter is “Braeden Valley Mines, Inc.,” consistent with the Company’s original plan to explore mineral properties for gold and other mineral properties in North America.  However, the Company is adopting a significant change in its corporate direction, and has decided to focus its efforts on pursuing a business opportunity in medical device, healthcare and hospital industries.  In view of such change in the Company’s corporate direction, the Company’s current corporate name is no longer reflective of the Company’s core business.  The Company’s management believes that the “Zenosense, Inc.” name is more reflective of the Company's proposed future business pursuits.  Accordingly, the Company believes that a change of the Company's corporate name to “Zenosense, Inc.” is appropriate in view of the Company's proposed future business pursuits.  Thus, the Board of Directors has decided that Article I of the Current Charter should be amended to change the Company's corporate name to “Zenosense, Inc.”

Effects of the name change
If the Name Change amendment is approved by stockholders, the name change will be effective when a Certificate of Amendment is filed with the Secretary of State of the State of Nevada.

If the Name Change amendment is approved by stockholders, Article 1of the Company’s Restated Articles of Incorporation will be amended to read in its entirety as follows:

“1. Name of Corporation: Zenosense, Inc.”

If the name change becomes effective, the rights of stockholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for stockholders with certificated shares to surrender or exchange any stock certificates they currently hold as a result of the name change. Any new stock certificates that are issued after the name change becomes effective will bear the name “Zenosense, Inc.”

If the name change amendment is not approved by stockholders, the proposed amendment to the Company’s Current Charter will not be made and the Company’s name will remain unchanged.

The adoption of the Name Change Amendment will require the consent of the holders of a majority of the outstanding shares of the Company’s Common Stock.  Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal III.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL III

PROPOSAL IV

AMENDMENT TO THE BYLAWS

The Company proposes to amend its Bylaws (the “Bylaws Amendment”) in order to increase the size of the Company's Board of Directors from a range of one (1) to seven (7) to a range of one (1) to twelve (12), with the current number of  directors being maintained at three (3) persons (the “Bylaws Amendment”).

The Board of Directors believes that increasing the potential size range of the Company's Board of Directors is necessary to allow the Company to add additional members to the Board of Directors, including independent directors, audit specialist and other persons knowledgeable in its business as the Company refocuses its business in the medical device, healthcare and hospital industries.  The Board of Directors believe having persons with expertise in its business fields would greatly advance its business development in the highly competitive areas in which it seeks to operate.

The Bylaws of the Company reserve to the stockholders the right to establish the minimum and maximum number of persons that may constitute the Board of Directors.  This proposal is being submitted to the stockholders to satisfy the requirement of their approval.  This provision does not alter the ability that the actual number of directors may be set by the then current Board of Directors from time to time without stockholder approval, or the ability of the then current Board of Directors without stockholder approval to fill any vacancies created by a resignation of a director, other departure of a director or the increase in the size of the Board of Directors up to the permitted maximum.

If the Bylaws Amendment is approved by stockholders, Section 3.02 of the Company’s Bylaws will be amended to read in its entirety as follows:

“Section 3.02 – Number And Qualification Of Directors.

The authorized number of directors of the Corporation shall be a minimum of 1 and a maximum of 12 or such other number as may be required by law. The Board of Directors shall set the number of directors.”

The adoption of the Bylaws Amendment will require the consent of the holders of a majority of the outstanding shares of the Company’s Common Stock. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal IV.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL IV

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of October 31, 2013 for: (i) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Owner(s) (1)	Percentage of Beneficial Ownership (1)
B. Alejandro Vasquez	7,500,000	25%
Hilario Vanegas Guiterrez	7,500,000	25%
Carlos Jose Gil (2)	0	0

(1) This table is based on 30,000,000 shares of common stock issued and outstanding as of October 31, 2013.

(2) Mr. Gil, pursuant to a director fee letter, receives a director fee of Euro 4,500 per month, subject to the Company having the funds available for payment, and if not then the fee is waived for the month.

As of October 31, 2013, we have 24 stockholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities that are registered pursuant to Section 12 of the Securities Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

All the officers and directors, other than Mr. Gil, are delinquent in the reporting of their shareholdings on Forms 3.  There have been no transactions in the shares of common stock held by the officers and directors that should have been reported on Form 4 in the year 2012.  The Company has notified the officers and directors of their obligations to report their base line security positions and file late reports as to that effect as soon as possible

EXECUTIVE COMPENSATION

Compensation of Executive Officers

We did not provide any compensation to our executive officers or directors for the years ended December 31, 2012 or 2011.

Outstanding Equity Awards at December 31, 2012

We have not implemented a stock option plan at this time and since inception, we have not issued any stock options, stock appreciation rights or other equity awards. We may decide, at a later date, and reserve the right to, initiate such a plan or plans as deemed appropriate by the Board of Directors.

Pension Benefits

We have not entered into any pension benefit agreements with any of our executive officers or directors.

CERTAIN TRANSACTIONS

Transactions with related persons, promoters and certain control persons

As of the date of this proxy statement, other than the employment of Mr. Gil though the service agreement among Ksego, Mr. Gil and the Company, there are no, and have not been since the Company’s last fiscal year, any material agreements or proposed transactions, whether direct or indirect, with any of the following:

•	any of our Directors or Officers;
•	any nominee for election as a Director;
•
any principal security holder identified in the preceding "Security Ownership of and certain Security Holders Management" section; or any relative or spouse, or relative of such spouse, of the above referenced persons.

 Policy and Procedures Governing Related Person Transactions

Because the Board of Directors has not established an audit committee, the Board of Directors has undertaken the responsibility to review related party transactions and use the standards and procedures for such review as indicated by state law.

HOUSEHOLDING OF PROXY MATERIALS

The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year's Proxy Statement or Annual Report from us directly, please contact us by writing to Braeden Valley Mines, Inc., Avda Cortes Valencianas 58, Planta 5, 46015 Valencia, Spain.  Attn: Secretary.

OTHER MATTERS

Our Board of Directors does not know of any matters that are to be presented for action at the Annual Meeting other than those described in this Proxy Statement. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

By Order of the Board of Directors

B. Alejandro Vasquez
President and Chief Executive Officer

November 8, 2013

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2012 and the exhibits thereto, are available without charge upon written request to: Braeden Valley Mines, Inc., Avda Cortes Valencianas 58, Planta 5, 46015 Valencia, Spain.

Annex A
Certificate of Amendment
ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4520
(775) 684-7708
Website:  www.nvsos.com
Certificate of Amendment (PURUSANTU TO NRS 78.385 and 78.390)

USE BLANK INK ONLY – DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.         Name of corporation:   BRAEDEN VALLEY MINES, INC.

2.         The articles have been amended as follows (provide article numbers, if available):

Article 1: The Name of Corporation is ZENOSENSE, INC.

Article 3: Authorized Stock: As of the effective date of the filing of this amendment, the total number of common stock authorized that may be issued by the Corporation is 500,000,000 shares, par value $0.001 per share.

3.         The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

-
Stockholders holding __________ shares of voting stock, representing _____% of the outstanding voting power of the corporation, approved the amendment of Article 1 at the corporation’s annual meeting held on November 22, 2013.

-
Stockholders holding ___________shares of voting stock, representing _____% of the outstanding voting power of the corporation, approved the amendment of Article 3 at the corporation’s annual meeting held on November 22, 2013.

4.         Effective date of filing (optional):  Date: _______________     Time: 9:00 a.m. (EDT)
                                                                       (must not be later than 90 days after the certificate is filed)

5.         Signature (required): ________________________________________________
      Signature of Officer                                                      (B Alejandro Vasquez, CEO)

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

BRAEDEN VALLEY MINES, INC.
PROXY CARD
2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON November 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints B. ALEJANDRO VASQUEZ, HILARIO VANEGAS GUITERREZ and CARLOS JOSE GIL, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of Braeden Valley Mines, Inc. (the “Company”) which the undersigned may be entitled to vote at the 2013 Annual Meeting of Stockholders to be held on November 22 2013, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

1.	To elect three (3) directors to serve for one-year terms ending in the year 2014 or until each of their successors are duly elected and qualified:

	FOR all nominees listed at left(except as written below to the contrary)	WITHHOLD AUTHORITY TO VOTE for all at left
B. Alejandro Vasquez
Hilario Vanegas Guiterrez
Carlos Jose Gil
__________________________________________________________________________________________________
Instruction: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided above.

2.	To approve an amendment to the Company’s Articles of Incorporation to increase the authorized capital of the Company to be 500,000,000 shares

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

3.	To approve an amendment to the Company’s Articles of Incorporation to change the Company’s name to “Zenosense, Inc.”

☐  FOR   ☐ AGAINST   ☐ ABSTAIN

4.	To approve an amendment to the Company’s Bylaws to increase the potential maximum number of members on the Company’s Board of Directors to 12 persons.

 ☐ FOR   ☐ AGAINST   ☐ABSTAIN

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” the nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4 and in the discretion of the proxy holder(s) with respect to other matters properly brought before the meeting, including any adjournments thereof.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE
ENVELOPE PROVIDED FOR THIS PURPOSE.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

______________________________________

Date: ____________________, 2013

Signature:  _____________________________________________________

Signature if held jointly: ___________________________________________

Note:  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Please indicate whether you will attend the Annual Meeting of Stockholders on November 22, 2013:

I   plan   do not plan to attend the annual meeting.